UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALLEGHENY TECHNOLOGIES INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Step 1: Go to www.envisionreports.com/ati. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/ati Online Go to www.envisionreports.com/ati or scan the QR code — login details are located in the shaded bar below. The Sample Company Notice of Annual Meeting of Stockholders 037NRB + + Important Notice Regarding the Availability of Proxy Materials for the Allegheny Technologies Incorporated (“ATI”) 2020 Annual Meeting of Stockholders (“2020 Annual Meeting”) to be Held on Friday, May 8, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for ATI’s 2020 Annual Meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the 2020 Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and ATI’s 2019 Annual Report to Stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 28, 2020 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on May 7, 2020. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

Notice of Annual Meeting of Stockholders The 2020 Annual Meeting of the Stockholders of Allegheny Technologies Incorporated (“ATI”) will be held on May 8, 2020 at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 at 11:00 a.m. Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 4: 1. Election of Directors: 01 - James C. Diggs 02 - J. Brett Harvey 03 - David J. Morehouse 2. Approval of the Company’s 2020 Incentive Plan. 3. Advisory vote to approve the 2019 compensation of the Company’s named executive officers. 4. Ratification of the selection of Ernst & Young LLP as independent auditors for 2020. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/ati. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Allegheny Technologies Incorporated” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 28, 2020.

01 - James C. Diggs 02 - J. Brett Harvey 03 - David J. Morehouse For Against Abstain For Against Abstain For Against Abstain 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 037NPA + + Proposals — The Board of Directors recommends a vote FOR all the nominees listed A and FOR Proposals 2 - 4. 2. Approval of the Company’s 2020 Incentive Plan. 3. Advisory vote to approve the 2019 compensation of the Company’s named executive officers. 1. Election of Directors: For Against Abstain Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual Meeting Proxy Card For Against Abstain 4. Ratification of the selection of Ernst & Young LLP as independent auditors for 2020. MMMMMMMMM 4 5 7 1 4 5 MMMMMMMMMMMM

Proxy for 2020 Annual Meeting Solicited on Behalf of the Board of Directors of Allegheny Technologies Incorporated The undersigned hereby appoints Donald J. Newman, Elliot S. Davis and Amanda J. Skov or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 8, 2020, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card and, in their discretion, upon such other matters as may properly come before such meeting. STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. This proxy, when properly executed, will be voted as directed herein, but if you do not specify a vote, the proxies will vote FOR Items 1, 2, 3 and 4 and in their discretion on other matters. If you wish to use this card to vote your shares, please vote, date and sign on the reverse side. (Continued and to be marked, dated and signed, on the other side) Proxy — Allegheny Technologies Incorporated qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on May 6, 2020. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ati q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain + 01 - James C. Diggs 02 - J. Brett Harvey 03 - David J. Morehouse For Against Abstain For Against Abstain 2. Approval of the Company’s 2020 Incentive Plan. 3. Advisory vote to approve the 2019 compensation of the Company’s named executive officers. 4. Ratification of the selection of Ernst & Young LLP as independent auditors for 2020. Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T 037NQA 3 3 D M 4 5 7 1 4 5

• The ATI Retirement Plan • The ATI 401(k) Savings Plan As a Plan participant, you have the right to direct Benefit Trust Company how to vote the shares of Allegheny Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements. You may vote by telephone, Internet or by completing, signing and returning voting instructions herein by mail. A postage-paid return envelope is enclosed. The Trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on May 6, 2020. If the Trustee does not receive your instructions by such date, the Trustee shall vote your shares as the Plan Administrator directs. You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-Plan shares must be voted separately from your Plan shares. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2019 Annual Report to Stockholders are available at: www.envisionreports.com/ati q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Voting Instruction Card for 2020 Annual Meeting + Allegheny Technologies Incorporated Solicited on Behalf of the Board of Directors of Allegheny Technologies Incorporated The undersigned hereby directs Benefit Trust Company to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Allegheny Technologies Incorporated on May 8, 2020 and any adjournments or postponements thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting. PLAN PARTICIPANTS MAY GIVE DIRECTIONS BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR PARTICIPANTS MAY GIVE DIRECTIONS BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you wish to use this card to vote your shares, please vote, date and sign on the reverse side. +